Events after the reporting period	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period

40. Events after the reporting period

On February 6, 2025 Stevanato Group entered into an unsecured term loan agreement with Banca Monte dei Paschi amounting to EUR 20.0 million to support the expansion of production capacity. The financing has a five-years tenor, with three years of interest-only payments and two years of amortizing period. This loan requires compliance with a covenant based on the net debt to consolidated EBITDA ratio which must not exceed 3.5.

On February 23, 2025, Stevanato India Private Limited was incorporated. The company, a wholly-owned subsidiary of Stevanato Group S.p.A., will sell the Company’s products, services and solutions, including pharmaceutical packaging materials, drug containment solutions and drug delivery systems, as well as forming, assembly, packaging and vision-inspection equipment.